                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    Form 8-K
                                 Current Report



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 16, 1999


                               U.S.A. Growth Inc.
               (Exact name of Registrant as specified in charter)


    DELAWARE                   000-20277                 11-2872782
 (State or other           (Commission file          (I.R.S. Employer
 jurisdiction of                number)               Identification
 incorporation)                                          Number)


            1530 BROOKHOLLOW DR., SUITE C, SANTA ANA, CA   92705
               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (714) 427-0760


                                Page 1 of 2 Pages


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         ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Pursuant to a Share Exchange Agreement, dated as of August 16, 1999 Registrant exchanged 79,950,000 shares of its capital stock for 2,665,000 shares of the common stock of World Shopping Network, Inc. ("WSN"). Following the exchange, Registrant owned the majority of the issued and outstanding shares of WSN and WSN became a subsidiary of Registrant. Following the exchange, the persons identified below owned, in the aggregate, approximately 86% of Registrant's issued and outstanding common stock.


--------------------- -------------------------------------------------- ------------------------ --------------------
(1)  Title of Class   (2)  Name and Address of Beneficial Owner          (3)  Amount and nature   (4)  Percent of class
                                                                         of beneficial ownership
--------------------- -------------------------------------------------- ------------------------ --------------------
--------------------- -------------------------------------------------- ------------------------ --------------------
Common Stock          TriStar Diversified Ventures, LLC                           54,000,000              58.085%
                      1601 E. Flamingo Rd., Suite 18
                      Las Vegas, NV 89119
--------------------- -------------------------------------------------- ------------------------ --------------------
--------------------- -------------------------------------------------- ------------------------ --------------------
Common Stock          John J. Anton, President/Director                           15,000,000              16.135%
                      1530 Brookhollow Drive, Suite C
                      Costa Mesa, CA 92704
--------------------- -------------------------------------------------- ------------------------ --------------------
--------------------- -------------------------------------------------- ------------------------ --------------------
Common Stock          Nick Markulis                                               10,950,000              11.778%
                      3685-K South Bear Street
                      Santa Ana, CA 92704
--------------------- -------------------------------------------------- ------------------------ --------------------


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  None

         b.       PRO FORMA FINANCIAL INFORMATION

                  None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DATED:  August 24, 1999                             U.S.A. Growth Inc.
                                                    (Registrant)

                                                    By: /s/ John J. Anton
                                                       -------------------------
                                                        John J. Anton, President